UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2014

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On October 17, 2014, Myriad Genetics, Inc. (“Myriad” or the “Company”) issued a press release announcing that it had received draft Medicare coverage for its Prolaris diagnostic test and also announcing selected preliminary financial information for the Company’s first fiscal quarter ended September 30, 2014. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, and the portions of the press release related to the Company’s preliminary financial results are incorporated herein by reference and are being furnished pursuant to this Item 2.02.

The Company has not completed its financial close process for the quarter. During the course of that process, the Company may identify items that would require it to make adjustments, which may be material, to the selected preliminary financial information presented in the press release. As a result, the preliminary financial estimates included in the press release constitute forward-looking information and are subject to risks and uncertainties, including possible adjustments to preliminary operating results.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02 and in Exhibit 99.1 related to the Company’s preliminary financial results shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01	Other Events.

In its press release issued on October 17, 2014, the Company announced that Palmetto GBA, a Medicare Administrative Contractor (MAC) that assesses molecular diagnostic technologies, has issued a draft local coverage determination (LCD) for Prolaris, Myriad’s novel molecular diagnostic test that accurately predicts cancer-specific death and metastases in men with prostate cancer. The LCD is posted to the Medicare Coverage Database on the Centers for Medicare & Medicaid Services (CMS) website and establishes the coverage policy for Medicare beneficiaries. The current language in the draft LCD provides reimbursement coverage for the estimated 50% of prostate cancer patients defined as low and very low risk. Under Medicare rules, the draft LCD is subject to a minimum 45-day public comment period. After comments are considered, a final LCD is issued, which goes into effect after a minimum 45-day notification period.

The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, and the portions of the press release related to the Company’s announcement of draft Medicare coverage for Prolaris are incorporated herein by reference and are being filed pursuant to this Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press release dated October 17, 2014, announcing draft Medicare coverage for Prolaris and selected preliminary first fiscal quarter financial information.

The press release contains hypertext links to information on our websites or other parties’ websites. The information on our websites and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: October 17, 2014	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer